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                                                        Exhibit 99.B(g)(1)(B)(i)

                                AMENDED EXHIBIT A

FUND                                                             EFFECTIVE DATE
----                                                             --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                          May 17, 2004
  ING Corporate Leaders Trust - Series B                          May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                            June 9, 2003
  ING Disciplined LargeCap Fund                                   June 9, 2003
  ING Financial Services Fund                                     June 9, 2003
  ING Fundamental Research Fund                                December 28, 2005
  ING LargeCap Growth Fund                                        June 9, 2003
  ING LargeCap Value Fund                                       February 1, 2004
  ING MidCap Opportunities Fund                                   June 9, 2003
  ING MidCap Value Choice Fund                                  February 1, 2005
  ING MidCap Value Fund                                           June 9, 2003
  ING Opportunistic LargeCap Fund                              December 28, 2005
  ING Principal Protection Fund                                   June 2, 2003
  ING Principal Protection Fund II                                June 2, 2003
  ING Principal Protection Fund III                               June 2, 2003
  ING Principal Protection Fund IV                                June 2, 2003
  ING Principal Protection Fund V                                 June 2, 2003
  ING Principal Protection Fund VI                                June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                            October 1, 2003
  ING Principal Protection Fund IX                              February 2, 2004
  ING Principal Protection Fund X                                 May 3, 2004
  ING Principal Protection Fund XI                              August 16, 2004
  ING Principal Protection Fund XII                            November 15, 2004
  ING Principal Protection Fund XIII                                  TBD
  ING Principal Protection Fund XIV                                   TBD
  ING Real Estate Fund                                            June 9, 2003
  ING SmallCap Opportunities Fund                                 June 9, 2003
  ING SmallCap Value Choice Fund                                February 1, 2005
  ING SmallCap Value Fund                                         June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                  April 7, 2003
  ING GNMA Income Fund                                           April 7, 2003
  ING High Yield Bond Fund                                       April 7, 2003
  ING Institutional Prime Money Market Fund                      July 29, 2005
  ING Intermediate Bond Fund                                     April 7, 2003
  ING National Tax-Exempt Bond Fund                              April 7, 2003

                                        1
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
ING GET FUND
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                        March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND          March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND               October 27, 2005

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                               June 9, 2003

ING INVESTORS TRUST
  ING AllianceBernstein Mid Cap Growth Portfolio                January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Small/Mid Cap Portfolio                  January 13, 2003
  ING Capital Guardian U.S. Equities Portfolio                  January 13, 2003
  ING Disciplined Small Cap Value Portfolio                      April 28, 2006
  ING Eagle Asset Capital Appreciation Portfolio                January 6, 2003
  ING EquitiesPlus Portfolio                                     April 28, 2006
  ING Evergreen Health Sciences Portfolio                         May 3, 2004
  ING Evergreen Omega Portfolio                                   May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING FMR(SM) Earnings Growth Portfolio                          April 29, 2005
  ING FMR(SM) Equity Income Portfolio                            July 17, 2006
  ING Franklin Income Portfolio                                  April 28, 2006
  ING Global Real Estate Portfolio                              January 3, 2006
  ING Global Resources Portfolio                                January 13, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio                    January 6, 2003
  ING International Portfolio                                   January 13, 2003
  ING Janus Contrarian Portfolio                                January 13, 2003
  ING JPMorgan Emerging Markets Equity Portfolio                January 13, 2003
  ING JPMorgan Small Cap Equity Portfolio                       January 13, 2003
  ING JPMorgan Value Opportunities Portfolio                     April 29, 2005
  ING Julius Baer Foreign Portfolio                             January 13, 2003
  ING Legg Mason Partners All Cap Portfolio                     January 6, 2003
  ING Legg Mason Value Portfolio                                January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                       May 1, 2004

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
  ING LifeStyle Growth Portfolio                                  May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                         May 1, 2004
  ING LifeStyle Moderate Portfolio                                May 1, 2004
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Lord Abbett Affiliated Portfolio                          January 6, 2003
  ING MarketPro Portfolio                                        August 1, 2005
  ING MarketStyle Growth Portfolio                               August 1, 2005
  ING MarketStyle Moderate Growth Portfolio                      August 1, 2005
  ING MarketStyle Moderate Portfolio                             August 1, 2005
  ING Marsico Growth Portfolio                                  January 13, 2003
  ING Marsico International Opportunities Portfolio              April 29, 2005
  ING Mercury Large Cap Growth Portfolio                        January 6, 2003
  ING Mercury Large Cap Value Portfolio                         January 6, 2003
  ING MFS Mid Cap Growth Portfolio                              January 13, 2003
  ING MFS Total Return Portfolio                                January 13, 2003
  ING MFS Utilities Portfolio                                    April 29, 2005
  ING Oppenheimer Main Street Portfolio(R)                      January 13, 2003
  ING PIMCO Core Bond Portfolio                                 January 13, 2003
  ING PIMCO High Yield Portfolio                                November 5, 2003
  ING Pioneer Equity Income Portfolio                            July 17, 2006
  ING Pioneer Fund Portfolio                                     April 29, 2005
  ING Pioneer Mid Cap Value Portfolio                            April 29, 2005
  ING Stock Index Portfolio                                     November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio              January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                     January 13, 2003
  ING Templeton Global Growth Portfolio                         January 13, 2003
  ING UBS U.S. Allocation Portfolio                             January 6, 2003
  ING Van Kampen Equity Growth Portfolio                        January 13, 2003
  ING Van Kampen Global Franchise Portfolio                     January 13, 2003
  ING Van Kampen Growth and Income Portfolio                    January 13, 2003
  ING Van Kampen Real Estate Portfolio                          January 13, 2003
  ING VP Index Plus International Equity Portfolio               July 29, 2005
  ING Wells Fargo Mid Cap Disciplined Portfolio                 January 6, 2003
  ING Wells Fargo Small Cap Disciplined Portfolio              November 30, 2005

ING MAYFLOWER TRUST
  ING International Value Fund                                  November 3, 2003

ING MUTUAL FUNDS
  ING Diversified International Fund                            December 7, 2005
  ING Emerging Countries Fund                                   November 3, 2003
  ING Emerging Markets Fixed Income Fund                        December 7, 2005
  ING Foreign Fund                                                July 1, 2003
  ING Global Bond Fund                                           June 19, 2006
  ING Global Equity Dividend Fund                              September 2, 2003

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
  ING Global Real Estate Fund                                   November 3, 2003
  ING Global Value Choice Fund                                  November 3, 2003
  ING Greater China Fund                                        December 7, 2005
  ING Index Plus International Equity Fund                      December 7, 2005
  ING International Capital Appreciation Fund                   December 7, 2005
  ING International Fund                                        November 3, 2003
  ING International Real Estate Fund                           February 28, 2006
  ING International SmallCap Fund                               November 3, 2003
  ING International Value Choice Fund                           February 1, 2005
  ING Precious Metals Fund                                      November 3, 2003
  ING Russia Fund                                               November 3, 2003

ING PARTNERS, INC.
  ING American Century Large Company Value Portfolio            January 10, 2005
  ING American Century Select Portfolio                         January 10, 2005
  ING American Century Small-Mid Cap Value Portfolio            January 10, 2005
  ING Baron Asset Portfolio                                     December 7, 2005
  ING Baron Small Cap Growth Portfolio                          January 10, 2005
  ING Columbia Small Cap Value II Portfolio                      April 28, 2006
  ING Davis Venture Value Portfolio                             January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio                  November 15, 2004
  ING Fidelity(R) VIP Equity-Income Portfolio                  November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                         November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                        November 15, 2004
  ING Fundamental Research Portfolio                            January 10, 2005
  ING Goldman Sachs(R) Capital Growth Portfolio                 January 10, 2005
  ING Goldman Sachs(R) Structured Equity Portfolio              January 10, 2005
  ING JPMorgan International Portfolio                          January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                          January 10, 2005
  ING Legg Mason Partners Aggressive Growth Portfolio           January 10, 2005
  ING Legg Mason Partners Large Cap Growth Portfolio            January 10, 2005
  ING Lord Abbett U.S. Government Securities Portfolio          December 7, 2005
  ING MFS Capital Opportunities Portfolio                       January 10, 2005
  ING Neuberger Berman Partners Portfolio                       December 7, 2005
  ING Neuberger Berman Regency Portfolio                        December 7, 2005
  ING OpCap Balanced Value Portfolio                            January 10, 2005
  ING Oppenheimer Global Portfolio                              January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                    January 10, 2005
  ING PIMCO Total Return Portfolio                              January 10, 2005
  ING Pioneer High Yield Portfolio                              December 7, 2005
  ING Solution 2015 Portfolio                                    April 29, 2005
  ING Solution 2025 Portfolio                                    April 29, 2005
  ING Solution 2035 Portfolio                                    April 29, 2005
  ING Solution 2045 Portfolio                                    April 29, 2005
  ING Solution Income Portfolio                                  April 29, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio        January 10, 2005

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
  ING T. Rowe Price Growth Equity Portfolio                     January 10, 2005
  ING Templeton Foreign Equity Portfolio                       November 30, 2005
  ING UBS U.S. Large Cap Equity Portfolio                       January 10, 2005
  ING UBS U.S. Small Cap Growth Portfolio                        April 28, 2006
  ING Van Kampen Comstock Portfolio                             January 10, 2005
  ING Van Kampen Equity and Income Portfolio                    January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                         June 2, 2003
  ING 130/30 Fundamental Research Fund                           April 28, 2006
  ING Aeltus Money Market Fund                                    June 2, 2003
  ING Balanced Fund                                               June 2, 2003
  ING Equity Income Fund                                          June 9, 2003
  ING Global Science and Technology Fund                          June 2, 2003
  ING Growth Fund                                                 June 9, 2003
  ING Index Plus LargeCap Fund                                    June 9, 2003
  ING Index Plus MidCap Fund                                      June 9, 2003
  ING Index Plus SmallCap Fund                                    June 9, 2003
  ING International Growth Fund                                 November 3, 2003
  ING Small Company Fund                                          June 9, 2003
  ING Strategic Allocation Conservative Fund                      June 2, 2003
  ING Strategic Allocation Growth Fund                            June 2, 2003
  ING Strategic Allocation Moderate Fund                          June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Conservative Portfolio              July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                    July 7, 2003
  ING VP Strategic Allocation Moderate Portfolio                  July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                              July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                       September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                       December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                         March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                         June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                       September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                       December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                         March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                          June 8, 2005
  ING GET U.S. Core Portfolio - Series 10                      September 7, 2005
  ING GET U.S. Core Portfolio - Series 11                       December 6, 2005
  ING GET U.S. Core Portfolio - Series 12                        March 2, 2006
  ING GET U.S. Core Portfolio - Series 13                        June 22, 2006

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
  ING VP Global Equity Dividend Portfolio                       November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                  July 7, 2003
  ING VP Growth Portfolio                                         July 7, 2003
  ING VP Index Plus LargeCap Portfolio                            July 7, 2003
  ING VP Index Plus MidCap Portfolio                              July 7, 2003
  ING VP Index Plus SmallCap Portfolio                            July 7, 2003
  ING VP International Equity Portfolio                         November 3, 2003
  ING VP Small Company Portfolio                                  July 7, 2003
  ING VP Value Opportunity Portfolio                              July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Financial Services Portfolio                             May 1, 2004
  ING VP High Yield Bond Portfolio                              October 6, 2003
  ING VP International Value Portfolio                          November 3, 2003
  ING VP LargeCap Growth Portfolio                              October 6, 2003
  ING VP MidCap Opportunities Portfolio                         October 6, 2003
  ING VP Real Estate Portfolio                                    May 1, 2004
  ING VP SmallCap Opportunities Portfolio                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                   October 6, 2003